UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2013

BBCN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4170121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3731 Wilshire Boulevard
Suite 1000
Los Angeles, CA 90010
(Address of principal executive offices)

Registrant’s telephone number, including area code: (213) 639-1700

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The disclosure set forth in Item 5.02 below with respect to the Separation Agreement (as defined below) is hereby incorporated by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 14, 2013, BBCN Bancorp, Inc. (the “Company”) and Alvin D. Kang, the Chief Executive Officer of the Company and its subsidiary, BBCN Bank (the “Bank”), agreed to a separation of Mr. Kang from the Company and the Bank with a separation date of January 31, 2013.

A copy of the press release announcing Mr. Kang’s departure is included as Exhibit 99.1 and is also incorporated herein by reference.

In connection with his departure, Mr. Kang and the Company entered into a Separation and Release Agreement (the “Separation Agreement”).  Pursuant to the Separation Agreement,  Mr. Kang will receive, among other things, his salary and accrued vacation through January 31, 2013; a $675,000 separation payment; a cash bonus under the Company’s Performance Incentive Plan of $119,500 for the portion of 2012 following the repayment to the United States Treasury by the Company of TARP capital; a $40,000 credit in respect of 2012 to Mr. Kang’s deferral account under the Company’s Long Term Cash Incentive Program; and an extension until July 29, 2015 of Mr. Kang’s right to exercise 80,000 vested options of the Company’s stock at $15.54 per share.

In consideration of these benefits, Mr. Kang provided a general release of claims against the Company and its affiliates arising out of his employment and agreed not to solicit employees of the Company for an eighteen-month period following his separation from the Company.

The foregoing description of the Separation Agreement is a summary only and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Company’s Board of Directors will retain an executive search firm to initiate a formal search for a new chief executive. Until a successor is appointed, the Board of Directors has established an Executive Council to carry out the responsibilities of the chief executive.  Executive Vice President and Chief Operating Officer, Bonita I. Lee, 50, will be given the additional title of Acting President and will lead the Executive Council.  The Executive Council membership will also include Executive Vice President and Chief Financial Officer Philip E. Guldeman, 67, and Executive Vice President and Chief Commercial Banking Officer Kyu S. Kim, 51.

Item 9.01                      Exhibits and Financial Statements

(d)           Exhibits

Exhibit No.	Exhibit

10.1	Separation and Release Agreement between BBCN Bancorp, Inc. and Alvin D. Kang dated January 14, 2013

99.1	Press Release issued by BBCN Bancorp, Inc. dated January 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BBCN BANCORP, INC.

Date:	January 16, 2013	By:	/s/ Philip E. Guldeman
Name: Philip E. Guldeman
Title: EVP & Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

10.1	Separation and Release Agreement between BBCN Bancorp, Inc. and Alvin D. Kang dated January 14, 2013

99.1	Press Release issued by BBCN Bancorp, Inc. dated January 14, 2013